Exhibit 99.2


                                                                   GECMC 2006-C1

                                                            Bank of America MLPA


                  MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2006 (the "Agreement"), is between GE Commercial Mortgage Corporation, a Delaware corporation (the "Company"), and Bank of America, National Association, a national banking association (the "Mortgage Loan Seller"). The Mortgage Loan Seller agrees to sell, and the Company agrees to purchase the mortgage loans (the "Mortgage Loans") described and set forth in the Mortgage Loan Schedule attached as Exhibit A to this Agreement (the "Mortgage Loan Schedule"). The Company intends to deposit the Mortgage Loans and other assets into a trust (the "Trust") and cause the creation of a series of certificates to be known as GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-C1 (the "Certificates"), evidencing beneficial ownership interests in the Mortgage Loans and other assets (including, without limitation, other mortgage loans (the "Other Mortgage Loans")), under a Pooling and Servicing Agreement, to be dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Wachovia Bank, National Association ("Wachovia"), a national banking association, as the servicer with respect to the Mortgage Loans and the Other Mortgage Loans (other than the Non-Serviced Mortgage Loans), LNR Partners, Inc., a Florida corporation ("LNR"), as special servicer with respect to the Mortgage Loans and the Other Mortgage Loans (other than the Non-Serviced Mortgage Loans), and LaSalle Bank, N.A., a national banking association, as trustee (the "Trustee").

            The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B and Class C (the "Offered Certificates") will be sold by the Depositor to Banc of America Securities LLC ("Banc of America"), Deutsche Bank Securities Inc. ("DBSI"), Credit Suisse Securities
(USA) LLC ("Credit Suisse"), J.P. Morgan Securities Inc. ("J.P. Morgan") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" and, together with DBSI, Banc of America, Credit Suisse and J.P. Morgan, the "Underwriters") pursuant to the Underwriting Agreement among the Depositor and the Underwriters, dated March 13, 2006 (the "Underwriting Agreement"), and the Class X-W, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates (the "Non-Offered Certificates", and, together with the Offered Certificates, the "Certificates") will be sold pursuant to the Certificate Purchase Agreement among the Depositor, Banc of America Securities and DBSI (Banc of America Securities and DBSI in such capacity, the "Initial Purchasers"), dated March 13, 2006 (the "Certificate Purchase Agreement"). The Underwriters will offer the Offered Certificates for sale pursuant to the Time of Sale Information (as defined below) and the Initial Purchasers will offer the Non-Offered Certificates in transactions exempt from the registration requirements of the Securities Act of 1933 (the "1933 Act") pursuant to one or more Private Placement Memoranda dated the date hereof (including the compact disc or diskette delivered therewith (the "Diskette") and as supplemented or amended, the "Private Placement Memoranda").

            At or prior to the time when sales to investors of the Offered Certificates were first made (the "Time of Sale"), the Company had prepared and filed with the Securities and Exchange Commission (the "SEC") the following information: (i) a Free Writing Prospectus dated March 3, 2006 (including the Diskette and as supplemented or amended, the "Preliminary Prospectus FWP"), (ii) a Free Writing Prospectus dated as of March 3, 2006 (the "Term Sheet FWP") (iii) a Free Writing Prospectus dated as of March 9, 2006 (the "March 9th FWP") and
(iv) a Free Writing Prospectus dated as of March 13, 2006 (the "March 13th FWP" and, together with the Preliminary Prospectus FWP, the Term Sheet FWP, the March 9th FWP and the March 13th FWP, the "Time of Sale Information"). If subsequent to the Time of Sale, the Company and the Underwriters have determined that such information included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading and have terminated their old purchase contracts and entered into new purchase contracts with one or more purchasers of the Offered Certificates, then "Time of Sale Information" will refer to the information provided by the Company or the Underwriters to purchasers at the time of entry into the first such new purchase contract, including, without limitation, any information that corrects such material misstatements or omissions ("Corrective Information") and "Time of Sale" will refer to the time of entry into the first such new purchase contract.

            After the Time of Sale, the Underwriters will deliver to investors a Prospectus dated March 3, 2006 (the "Prospectus"), as supplemented by a final Prospectus Supplement dated March 13, 2006 (including the Diskette, the "Final Prospectus Supplement", and together with the Prospectus, and as supplemented or amended, the "Final Prospectus").

            Wachovia, in its capacity as servicer of the Mortgage Loans (other than the Non-Serviced Mortgage Loans), and the servicers of the Mortgage Loans that are Non-Serviced Mortgage Loans, and their respective successors and assigns in such capacities, are referred to herein as the "Servicers." LNR, in its capacity as special servicer of the Mortgage Loans, and the special servicers of the Mortgage Loans that are Non-Serviced Mortgage Loans, and their respective successors and assigns in such capacities, are referred to herein as the "Special Servicers."

            Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Pooling and Servicing Agreement.

            1. Purchase Price; Purchase and Sale. In consideration of the sale of the Mortgage Loans from the Mortgage Loan Seller to the Company on March 23, 2006 (the "Closing Date"), the Company agrees to pay to the Mortgage Loan Seller on the Closing Date by transfer of immediately available funds, an amount agreed upon by the parties in a separate writing. The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m. (New York time), on the Closing Date.

            On the Closing Date, the Mortgage Loan Seller shall sell, transfer, assign, set over and convey to the Company, and the Company shall purchase, all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans, including all payments of interest and principal due on each Mortgage Loan after the related Cut-off Date, together with all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance policies but subject to the sale of the servicing rights pursuant to the Appointment Agreement (as defined herein). The Company hereby directs the Mortgage Loan Seller, and the Mortgage Loan Seller hereby agrees, to (1) promptly after the Closing Date, but in all events within three Business Days after the Closing Date, transfer all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of the Mortgage Loan Seller or any other name to the applicable Servicer (or a Sub-Servicer) for deposit into Servicing Accounts and (2) deliver to the Trustee on or prior to the Closing Date or, within 45 days following the Closing Date, as specified in the Pooling and Servicing Agreement, the documents, instruments and agreements required to be delivered by the Company to the Trustee under
Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Company or the Trustee shall reasonably request.

            2. Representations and Warranties. (a) The Mortgage Loan Seller hereby represents and warrants to the Company as of the date hereof and as of Closing Date that:

                  (i) The Mortgage Loan Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Mortgage Loan Seller to perform its obligations hereunder, and the Mortgage Loan Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with this Agreement;

                  (ii) This Agreement has been duly authorized, executed and delivered by the Mortgage Loan Seller and assuming its due authorization, execution and delivery by the Company, will constitute a legal, valid and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law;

                  (iii) The execution and delivery of this Agreement by the Mortgage Loan Seller and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Mortgage Loan Seller's organizational documents or any agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order or decree applicable to the Mortgage Loan Seller, or result in the creation or imposition of any lien on any of the Mortgage Loan Seller's assets or property, in each case which would materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement;

                  (iv) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Mortgage Loan Seller, threatened against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement;

                  (v) The Mortgage Loan Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Mortgage Loan Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with this Agreement or the consummation by the Mortgage Loan Seller of the transactions contemplated by this Agreement, other than those which have been obtained by the Mortgage Loan Seller;

                  (vii) The transfer, assignment and conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Company is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

                  (viii) Insofar as it relates to the Mortgage Loans, the information set forth in Annexes A-1, A-2, A-3 or A-5 to the Preliminary Prospectus FWP and the Final Prospectus (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the Diskette, is true and correct in all material respects. The information set forth in (a) the Preliminary Prospectus FWP (as supplemented by the other Time of Sale Information), as of the Time of Sale and as of the date hereof, and (b) the Final Prospectus as of the date hereof, under the headings "Summary of the Prospectus Supplement--Relevant Parties and Dates--Sponsors," "--The Mortgage Pool," "Risk Factors," "The Sponsors, Mortgage Loan Sellers and Originators" and "Description of the Mortgage Pool" and the information set forth on Annexes A-1, A-2, A-3 or A-5 and Annex B to the Preliminary Prospectus FWP and the Final Prospectus, and to the extent it contains information consistent with that on such Annexes A-1, A-2, A-3 or A-5, set forth on the Diskette, does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, insofar as such information relates to the Mortgage Loans, the Mortgaged Properties or Mortgagors related to the Mortgage Loan, and/or the Seller, and does not represent a restatement or aggregation of the information on the Loan Detail; and

                  (ix) The information set forth in the Preliminary Prospectus FWP and the Final Prospectus complies with the requirements of and contains all of the applicable information required by Regulation AB insofar as such information (i) relates to the Mortgage Loans and is contained in the Loan Detail or (ii) relates to the Seller, the Mortgage Loans or the Mortgaged Properties or Mortgagors related to the Mortgage Loans, and was contained in the Prospectus Supplement under the headings "Summary of the Prospectus Supplement--Relevant Parties and Dates--Sponsors," "--Mortgage Loan Sellers," "--Originators," "--The Mortgage Pool," "Risk Factors," "Transaction Parties--The Sponsors," "Description of the Mortgage Pool" or Annex B, and does not represent an incorrect restatement or an incorrect aggregation of correct information regarding the Mortgage Loans contained in the Loan Detail.

            (b) The Mortgage Loan Seller hereby makes each of the representations and warranties set forth on Exhibit D hereto with respect to each Mortgage Loan, as of the date specified therein or, if no such date is specified, as of the Closing Date, except as set forth on the Exhibit E hereto.

            3. Notice of Breach; Cure and Repurchase or Substitution; Other Mortgage Loan Costs.

            (a) The Mortgage Loan Seller and the Company shall be given prompt written notice of any Breach or Document Defect, to the extent required by
Section 2.03(b) of the Pooling and Servicing Agreement.

            (b) With respect to each Mortgage Loan as to which the Mortgage Loan Seller has received notice referred in subsection (a) above, the Mortgage Loan Seller agrees to cure any Breach or Document Defect, as the case may be, in all material respects, repurchase the affected Mortgage Loan or substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan in accordance with the terms of Section 2.03(b) of the Pooling and Servicing Agreement.

            (c) Upon any repurchase or substitution of a Mortgage Loan contemplated by Section 3(b) above, the Trustee, the applicable Servicer and the applicable Special Servicer shall each tender to the Mortgage Loan Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned, as the case may be, to the Mortgage Loan Seller.

            (d) Without limiting the remedies of the Company, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to Section 2 of this Agreement.

            (e) The Mortgage Loan Seller hereby acknowledges the assignment by the Company to the Trustee, as trustee under the Pooling and Servicing Agreement, for the benefit of the Certificateholders, of the representations and warranties contained herein and of the obligation of the Mortgage Loan Seller to repurchase a Mortgage Loan or substitute a Qualified Substitute Mortgage Loan pursuant to this Section. The Trustee or its designee may enforce such obligations as provided in Section 9 hereof.

            (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(e) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related Mortgage Loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor, shall be paid by the Mortgage Loan Seller.

            (g) Upon any repurchase or substitution of a Mortgage Loan contemplated by Section 3(b) above, the Mortgage Loan Seller shall either (i) retain the applicable Servicer for the repurchased or substituted Mortgage Loan according to substantially the same terms set forth in the Pooling and Servicing Agreement or (ii) repurchase the servicing rights for the repurchased or substituted Mortgage Loan from the applicable Servicer at a purchase price based on the formula set forth in Section 4 of the Agreement to Appointment of Servicer by and between the Mortgage Loan Seller and Wachovia dated as of March 1, 2006 (the "Appointment Agreement") to the extent the related Mortgage Loan is subject to Appointment Agreement.

            4. Representations, Warranties and Agreements of Company.

            (a) The Company hereby represents and warrants to the Mortgage Loan Seller, as of the date hereof (or such other date as is specified in the related representation or warranty), as follows:

                  (i) The Company is a national banking association duly organized, validly existing and in good standing under the laws of the United States, with full power and authority to own its assets and conduct its business, is in compliance with the laws of each jurisdiction in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Company to perform its obligations hereunder, and the Company has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

                  (ii) This Agreement has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery by the Mortgage Loan Seller, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (iii) The execution and delivery of this Agreement by the Company and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Company is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Company's organizational documents or any agreement or instrument to which the Company is a party or by which it is bound, or any order or decree applicable to the Company, or result in the creation or imposition of any lien on any of the Company's assets or property, in each case which would materially and adversely affect the ability of the Company to carry out the transactions contemplated by this Agreement;

                  (iv) There is no action, suit, proceeding or investigation pending or to the knowledge of the Company, threatened against the Company in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Company contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

                  (v) The Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Company or its properties or might have consequences that would materially and adversely affect its performance hereunder; and

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Company.

            5. Company's Conditions to Closing.

            The obligations of the Company under this Agreement shall be subject to the satisfaction, on the Closing Date, or such other date specified herein, of the following conditions:

            (a) The obligations of the Mortgage Loan Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date specified in such representation and warranty or, if no such date is specified, as of the Closing Date, and no event shall have occurred which, with notice or the passage of time, or both, would constitute a default under this Agreement, and the Company shall have received a certificate to that effect signed by an authorized officer of the Mortgage Loan Seller, upon which the Company and the Underwriters may rely.

            (b) The Company or its designee shall have received all of the following closing documents, in such forms as are agreed upon and acceptable to the Company and in form and substance satisfactory to the Company, the Underwriters and their respective counsel, duly executed by all signatories other than the Company as required pursuant to the respective terms thereof:

                  (i) with respect to each Mortgage Loan, the related Mortgage Note, which Mortgage Note shall be delivered to and held by the Trustee on behalf of the Company;

                  (ii) the final Mortgage Loan Schedule;

                  (iii) an officer's certificate from the Mortgage Loan Seller dated as of the Closing Date, in the form attached hereto as Exhibit B, upon which the Underwriters may rely;

                  (iv) a certificate of the Mortgage Loan Seller, dated the Closing Date, and upon which the Company and the Underwriters may rely, to the effect that representatives of the Mortgage Loan Seller have carefully examined the Time of Sale Information and the Final Prospectus and nothing has come to the attention of the Mortgage Loan Seller that would lead the Mortgage Loan Seller to believe that the Time of Sale Information, as of the Time of Sale or as of the Closing Date, or the Final Prospectus, as of the Closing Date, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading;

                  (v) an opinion of Mortgage Loan Seller's counsel, subject to customary exceptions and carve-outs, which states in substance the opinions set forth on Exhibit C hereto;

                  (vi) such other documents, certificates and opinions relating to the Mortgage Loans or the Mortgage Loan Seller as may be necessary to secure for the Certificates the following ratings by Standard & Poor's Rating Services ("S&P") and Fitch, Inc. ("Fitch") and together with S&P, the "Rating Agencies") for the Class A-1 Certificates, a "AAA" by S&P and a "AAA" by Fitch; for the Class A-2 Certificates, a "AAA" by S&P and a "AAA" by Fitch; for the Class A-3 Certificates, a "AAA" by S&P and a "AAA" by Fitch; for the Class A-AB Certificates, a "AAA" by S&P and a "AAA" by Fitch; for the Class A-4 Certificates, a "AAA" by S&P and a "AAA" by Fitch; for the Class A-1A Certificates, a "AAA" by S&P and a "AAA" by Fitch; for the Class A-M Certificates, a "AAA" by S&P and a "AAA" by Fitch; for the Class A-J Certificates, a "AAA" by S&P and a "AAA" by Fitch; for the Class B Certificates, a "AA" by S&P and a "AA" by Fitch; for the Class C Certificates, a "AA-" by S&P and a "AA-" by Fitch; for the Class X-W Certificates, a "AAA" by S&P and a "AAA" by Fitch; for the Class D Certificates, a "A" by S&P, and a "A" by Fitch; for the Class E Certificates, a "A-" by S&P and a "A-" by Fitch; for the Class F Certificates, a "BBB+" by S&P and a "BBB+" by Fitch; for the Class G Certificates, a "BBB" by S&P and a "BBB" by Fitch; for the Class H Certificates, a "BBB-" by S&P and a "BBB-" by Fitch; for the Class J Certificates, a "BB+" by S&P and a "BB+" by Fitch; for the Class K Certificates, a "BB" by S&P and a "BB" by Fitch; for the Class L Certificates, a "BB-" by S&P and a "BB-" by Fitch; for the Class M Certificates, a "B+" by S&P and a "B+" by Fitch; for the Class N Certificates, a "B" by S&P and a "B" by Fitch; for the Class O Certificates, a "B-" by S&P and a "B-" by Fitch; and the Class P Certificates will not be rated by any rating agency;

                  (vii) a letter from the independent accounting firm of Deloitte & Touche LLP in form satisfactory to the Company, relating to certain information regarding the Mortgage Loans as set forth in the Prospectus; and

                  (viii) the Indemnification Agreement dated March 13, 2006, by and among the Mortgage Loan Seller, the Company, the Underwriters and the Initial Purchasers.

            (c) The Mortgage Loan Seller hereby agrees to furnish such other information, documents, certificates, letters or opinions with respect to the Mortgage Loans or itself as may be reasonably requested by the Company in order for the Company to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement, the Pooling and Servicing Agreement or this Agreement.

            6. Accountants' Letters.

            The parties hereto shall cooperate with Deloitte & Touche LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            7. Notice of Exchange Act Reporting Events. The Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust (in a format reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use its best efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser within one Business Day and in any event no later than two Business Days of the Seller becoming aware of such event and shall provide disclosure relating to any other event reasonably determined by the Purchaser as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two Business Days following the Purchaser's request for such disclosure language. The obligation of the Seller to provide the above referenced disclosure materials will terminate upon notice from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 10.10(a) of the Pooling and Servicing Agreement. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            8. Notices. All communications hereunder shall be in writing and effective only upon receipt and, if sent to the Company, will be mailed, hand delivered, couriered or sent by facsimile transmission to it at c/o General Electric Capital Corporation, 125 Park Avenue, 10th Floor, New York, New York 10017, Attention: Capital Markets / Daniel Vinson, fax number (212) 716-8960, with a copy to Patricia A. DeLuca, Esq., General Electric Capital Corporation, 292 Long Ridge Rd., Stamford, Connecticut, 06927, fax number (203) 357-6768, or, if sent to the Mortgage Loan Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission and confirmed to it at 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention: Stephen Hogue, fax number (704) 386-1094, with a copy to Paul E. Kurzeja, Esq., at Bank of America Corporate Center, 100 North Tryon Street, 20th Floor, Charlotte, North Carolina 28255 and with a copy to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202.

            9. Third Party Beneficiaries.

            (a) The representations, warranties and agreements made by the Mortgage Loan Seller in this Agreement are made for the benefit of, and, to the extent they are assigned by the Company to the Trustee under the Pooling and Servicing Agreement, may be enforced by or on behalf of, the Trustee, each Servicer (as to the Mortgage Loans serviced by such Servicer) or each Special Servicer (as to the Mortgage Loans serviced by such Special Servicer), as provided in the Pooling and Servicing Agreement, to the same extent that the Company has rights against the Mortgage Loan Seller under this Agreement in respect of representations, warranties and agreements made by the Mortgage Loan Seller herein.

            (b) Each of the Underwriters is an intended third party beneficiary of the representations, warranties and covenants of the Mortgage Loan Seller set forth in Sections 2(b), and 6 (and, to the extent relevant to the foregoing, in Sections 10, 11, 12, 13 and 14) of this Agreement. It is acknowledged and agreed that such representations, warranties and covenants may be enforced by or on behalf of any Underwriter against the Mortgage Loan Seller to the same extent as if it were a party hereto.

            10. Miscellaneous. This Agreement will be governed by and construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may not be changed or waived in any manner which would have a material adverse effect on Certificateholders without the prior written consent of the Trustee. This Agreement also may not be changed in any manner which would have a material adverse effect on any other third party beneficiary hereof without the prior written consent of that person. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder, other than as provided herein. This Agreement is enforceable by the Underwriters and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or in certificates of officers of the Mortgage Loan Seller and the Company submitted pursuant hereto, shall remain operative and in full force and effect and shall survive transfer and sale of the Mortgage Loans to the Company and by the Company to the Trustee notwithstanding any language to the contrary contained in any endorsement of any Mortgage Loan.

            12. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

            13. Further Assurances. The Mortgage Loan Seller and the Company agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

            14. JURISDICTION. THE MORTGAGE LOAN SELLER HEREBY IRREVOCABLY AND
UNCONDITIONALLY:

            (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

            (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

            (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE MORTGAGE LOAN SELLER AT ITS ADDRESS SET FORTH HEREIN FOR NOTICES OR AT SUCH OTHER ADDRESS OF WHICH THE COMPANY SHALL HAVE BEEN NOTIFIED; AND

            (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

            15. Costs. The Mortgage Loan Seller shall pay (or shall reimburse the Company to the extent that the Company has paid) the Mortgage Loan Seller's pro rata portion of the aggregate of the following amounts (the Mortgage Loan Seller's pro rata portion to be determined according to the percentage that the principal balance of the Mortgage Loans represents of the principal balance of the Mortgage Loans and the Other Mortgage Loans): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus relating to the Certificates; (ii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered and reasonable attorney's fees and legal expenses in connection therewith; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated and reasonable attorney's fees and legal expenses in connection therewith; (v) the fees and expenses of counsel to the Underwriter;
(vi) the fees and expenses of counsel to the Depositor; (vii) the fees and expenses of counsel to the Servicers; (vii) the fees and expenses of counsel to the Mortgage Loan Seller and the sellers of the Other Mortgage Loans; (ix) the costs and expenses of the "Bloomberg roadshow"; (x) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by
Article 2 of the Pooling and Servicing Agreement; (xi) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Company and the Mortgage Loan Seller with respect to numerical information in respect of the Mortgage Loans included in the Prospectus; and (xii) other miscellaneous costs and expenses agreed upon by the parties hereto. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            16. Characterization of Sale. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Company as provided in Section 1 hereof be, and be construed as, a sale of the Mortgage Loans by the Mortgage Loan Seller to the Company and not as a pledge of the Mortgage Loans by the Mortgage Loan Seller to the Company to secure a debt or other obligation of the Mortgage Loan Seller.

                            [Signature page follows]

            IN WITNESS WHEREOF, the Company and the Mortgage Loan Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                              GE COMMERCIAL MORTGAGE CORPORATION


                              By: /s/ Daniel Vinson
                                 ---------------------------------------------
                                    Name:   Daniel Vinson
                                    Title:  Authorized Signatory


                              BANK OF AMERICA, NATIONAL ASSOCIATION


                              By: /s/ Stephen Hogue
                                 ---------------------------------------------
                                    Name:   Stephen Hogue
                                    Title:  Principal

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                         [begins on the following page]

GE COMMERCIAL MORTGAGE CORPORATION, SERIES 2006-C1

Mortgage Loan Schedule

 ID          Property Name                                             Sponsor
----         ----------------------------------------------------      --------------------------------------------------------
  1          277 Park Avenue                                           Estate of Stanley Stahl
  2          KinderCare Portfolio                                      GMH Communities Trust, Gary M. Holloway, Vornado
                                                                       Realty Trust, College Park Investments, LLC
 14          Michelin North America                                    GMH Communities Trust, Gary M. Holloway, Vornado
                                                                       Realty Trust, College Park Investments, LLC
 17          Messina & Palermo Apartments                              Jones, Craig D.
17.1         Messina Apartments and Two Retail Buildings
17.2         Palermo Apartments
 20          Storage Express Portfolio                                 Hilton Hotels, Inc., Duke Street Partnership, The Oliver
                                                                       Carr Company
20.1         Storage Express - Lauderhill
20.2         Storage Express - Pompano Beach
 21          Raley's Stockton                                          Brown, Michael
 28          Self Storage I - Honolulu, HI                              Watson & Taylor USA, LLC, U.S. Advisor, LLC
 32          University Commons-Norman                                 College Park Investments LLC
 34          707 S. Garfield Avenue                                    Lin, Matthew Y.C.
 38          AAA Quality Self Storage                                  Pritchett, Henry L.
 40          Oak Tree Village                                          MHC Operating Limited Partnership
 44          Victorian Village Townhomes                               Mills, Kirk R.
 45          Abby Self Storage                                         Pechter, Martin; FEMC, LP
 65          Lake Arbor Plaza Shopping Center                          CNA Enterprises, Inc.
 95          Bay Area Self Storage                                     U.S. Advisor, LLC, Watson & Taylor Management, Inc.
 103         College Park Storage Center                               JP Morgan Income & Growth Fund, New Plan Excel
                                                                       Realty Trust Inc.
 105         Brookstone Village Apartments                             College Park Investments LLC
 108         808 & 816 East Main Street                                Allen, John B.
 109         Weston Ranch - Sterling                                   Smith, Kathryn R.
 121         Walgreens - Pueblo, CO                                    Barry Eibschutz, Marla Gropper, Stephen L. Brenneke,
                                                                       T. Barry Brenneke, Fred Hochberg, Terrence P. Bean
 123         Walgreens - Otsego                                        Jain, Sharda
 127         Walgreens - San Angelo                                    Jain, Sharda
 131         Walgreens - Key Largo                                     Stringer, Dale D.
 138         Shops at Weston Ranch - Sterling                          Smith, Kathryn R.
 139         Almond Tree Storage                                       Cortney, Suzanne

 ID          Address                                          City                  State          Zip Code
-----        ---------------------------------------------    ------------------   -------         ---------
  1          277 Park Avenue                                  New York                NY             10172
  2          Various                                          Various              Various          Various
 14          8800 Citypark Loop                               Houston                 TX             77013
 17          Various                                          Pasadena                CA             91105
17.1         7300, 7310, 7342 Stonecrest Concourse;           Pasadena                CA             91105
             2980 Stonecrest Pass; 7105 Stonecrest Parkway
17.2         22 West Green Street                             Pasadena                CA             91105
 20          Various                                          Various                 FL            Various
20.1         7400 West Oakland Park Boulevard                 Lauderhill              FL             33319
20.2         500 Green Road                                   Pompano Beach           FL             33064
 21          2309, 2323, 2339, 2415 West Hammer Lane          Stockton                CA             95209
 28          438 Kamakee Street                               Honolulu                HI             96814
 32          1111 Oak Tree Avenue                             Norman                  OK             73072
 34          707 S. Garfield Avenue                           Alhambra                CA             91801
 38          3390 Long Beach Boulevard                        Long Beach              CA             90807
 40          254 Sandalwood Avenue                            Portage                 IN             46368
 44          11969 Continental Drive                          St. Louis               MO             63138
 45          10451 NW 33 Street                               Miami                   FL             33172
 65          7503-7577 West 80th Avenue                       Arvada                  CO             80003
 95          235 Kirby Road                                   Seabrook                TX             77586
 103         1420 North Orange Blossom Trail                  Orlando                 FL             32804
 105         416-440 Racine Drive                             Wilmington              NC             28403
 108         808 & 816 East Main Street                       Alhambra                CA             91801
 109         3538 & 3550 Manthey Road                         Stockton                CA             95206
 121         1520 West 4th Street                             Pueblo                  CO             81004
 123         1277 Allegan Street                              Plainwell               MI             49080
 127         12 North Abe Street                              San Angelo              TX             76903
 131         99551 Overseas Highway                           Key Largo               FL             33037
 138         3526 Manthey Road                                Stockton                CA             95206
 139         725 Ralroad Avenue                               Fairfield               CA             94533

                             Net                            Cut-off           Original        Stated Remaining          Maturity
            Interest       Interest       Original            Date        Term to Maturity    Term to Maturity            Date
 ID           Rate           Rate         Balance           Balance         or APD (mos.)       or APD (mos.)            or APD
-----       --------       --------     -----------       -----------     ----------------    ----------------         ----------
  1          4.495%         4.473%      190,000,000       190,000,000           120                  115               10/1/2015
  2          5.236%         5.174%      150,000,000       149,625,000           120                  117               12/1/2015
 14          5.579%         5.558%       24,500,000        24,500,000           120                  119                2/1/2016
 17          5.284%         5.263%       20,000,000        19,951,392           120                  118                1/1/2016
17.1                                     11,144,771        11,117,685
17.2                                      8,855,229         8,833,707
 20          5.444%         5.423%       17,685,000        17,685,000           120                  119                2/1/2016
20.1                                     12,585,000        12,585,000
20.2                                      5,100,000         5,100,000
 21          5.565%         5.544%       16,250,000        16,227,406           120                  119                2/1/2016
 28          5.690%         5.669%       12,573,400        12,573,400           120                  120                3/1/2016
 32          5.363%         5.342%       11,728,950        11,728,950           120                  120                3/1/2016
 34          5.450%         5.429%       11,000,000        10,984,516           120                  119                2/1/2016
 38          5.425%         5.404%       10,000,000        10,000,000           120                  119                2/1/2016
 40          5.317%         5.295%        9,680,000         9,680,000           120                  117               12/1/2015
 44          5.592%         5.571%        8,800,000         8,800,000           120                  119                2/1/2016
 45          5.865%         5.844%        8,780,000         8,780,000            84                  83                 2/1/2013
 65          5.805%         5.784%        7,000,000         7,000,000           120                  120                3/1/2016
 95          5.728%         5.707%        4,762,500         4,762,500           120                  118                1/1/2016
 103         5.628%         5.607%        4,250,000         4,244,130           120                  119                2/1/2016
 105         5.380%         5.359%        4,141,237         4,141,237           120                  119                2/1/2016
 108         5.515%         5.444%        4,000,000         4,000,000           120                  120                3/1/2016
 109         5.667%         5.556%        4,000,000         4,000,000           120                  118                1/1/2016
 121         5.083%         5.062%        3,412,500         3,412,500           120                  117               12/1/2015
 123         5.400%         5.379%        3,204,500         3,204,500           120                  116               11/1/2015
 127         5.106%         5.085%        3,100,000         3,100,000           120                  116               11/1/2015
 131         5.769%         5.748%        3,000,000         2,990,600           180                  177               12/1/2020
 138         5.667%         5.556%        2,200,000         2,200,000           120                  118                1/1/2016
 139         5.725%         5.704%        2,200,000         2,200,000           120                  120                3/1/2016

               Original                 Remaining         Monthly                                   Interest               Revised
             Amortization             Amortization         Debt      Administrative   Servicing     Accrual        APD    Interest
 ID          Term (mos.)               Term (mos.)        Service       Cost Rate     Fee Rate       Method     (Yes/No)    Rate
-----   ----------------------   ----------------------  ---------   --------------   ---------   ------------  --------  ---------
  1               0                         0             721,567        0.0214%       0.0200%     Actual/360      Yes    9.49500%
  2     Scheduled Amortization   Scheduled Amortization   785,499        0.0614%       0.0600%     Actual/360      No
 14              360                       360            140,325        0.0214%       0.0200%     Actual/360      No
 17              360                       358            110,862        0.0214%       0.0200%     Actual/360      No
17.1
17.2
 20              360                       360             99,793        0.0214%       0.0200%     Actual/360      No
20.1
20.2
 21              360                       359             92,930        0.0214%       0.0200%     Actual/360      No
 28              360                       360             72,896        0.0214%       0.0200%     Actual/360      No
 32               0                         0              53,147        0.0214%       0.0200%     Actual/360      No
 34              360                       359             62,112        0.0214%       0.0200%     Actual/360      No
 38              360                       360             56,309        0.0214%       0.0200%     Actual/360      No
 40              360                       360             53,853        0.0214%       0.0200%     Actual/360      No
 44              360                       360             50,475        0.0214%       0.0200%     Actual/360      No
 45              360                       360             51,881        0.0214%       0.0200%     Actual/360      No
 65              360                       360             41,095        0.0214%       0.0200%     Actual/360      No
 95              360                       360             27,726        0.0214%       0.0200%     Actual/360      No
 103             360                       359             24,473        0.0214%       0.0200%     Actual/360      No
 105              0                         0              18,824        0.0214%       0.0200%     Actual/360      No
 108             360                       360             22,749        0.0714%       0.0700%     Actual/360      No
 109             360                       360             23,132        0.1114%       0.1100%     Actual/360      No
 121              0                         0              14,656        0.0214%       0.0200%     Actual/360      No
 123              0                         0              14,621        0.0214%       0.0200%     Actual/360      No
 127              0                         0              13,374        0.0214%       0.0200%     Actual/360      No
 131             360                       357             17,543        0.0214%       0.0200%     Actual/360      No
 138             360                       360             12,723        0.1114%       0.1100%     Actual/360      No
 139             360                       360             12,804        0.0214%       0.0200%     Actual/360      No

                          Crossed       Mortgage                Letter
            Fee /           With          Loan                    of                                           Loan Group
 ID       Leasehold     Other Loans      Seller                 Credit               Hotel Property (Yes/No)  (One or Two)
-----    ------------   -----------    ----------   -----------------------------    -----------------------  ------------
  1       Fee Simple         No           BofA                                                  No                 1
  2       Fee Simple         No           BofA      Yes ($5,542,841 Tax; $930,000               No                 1
                                                       Replacement Reserves)
 14       Fee Simple         No           BofA                                                  No                 1
 17       Fee Simple         No           BofA                                                  No                 1
17.1      Fee Simple                      BofA                                                  No                 1
17.2      Fee Simple                      BofA                                                  No                 1
 20       Fee Simple         No           BofA                                                  No                 1
20.1      Fee Simple                      BofA                                                  No                 1
20.2      Fee Simple                      BofA                                                  No                 1
 21       Fee Simple         No           BofA                                                  No                 1
 28       Fee Simple         No           BofA                                                  No                 1
 32       Fee Simple         No           BofA                                                  No                 2
 34       Fee Simple         No           BofA                                                  No                 1
 38       Fee Simple         No           BofA                                                  No                 1
 40       Fee Simple         No           BofA                                                  No                 1
 44       Fee Simple         No           BofA                                                  No                 2
 45       Fee Simple         No           BofA                                                  No                 1
 65       Fee Simple         No           BofA                                                  No                 1
 95       Fee Simple         No           BofA                                                  No                 1
 103      Fee Simple         No           BofA                                                  No                 1
 105      Fee Simple         No           BofA                                                  No                 2
 108      Fee Simple         No           BofA                                                  No                 1
 109      Fee Simple         No           BofA                                                  No                 1
 121      Fee Simple         No           BofA                                                  No                 1
 123      Fee Simple         No           BofA                                                  No                 1
 127      Fee Simple         No           BofA                                                  No                 1
 131      Fee Simple         No           BofA                                                  No                 1
 138      Fee Simple         No           BofA                                                  No                 1
 139      Fee Simple         No           BofA                                                  No                 1

                                    EXHIBIT B

                          FORM OF OFFICER'S CERTIFICATE

            I, ________________, hereby certify that I am a duly elected and acting ____________________ of [Seller]" (the "Company"), in connection with the sale of certain mortgage loans to GE Commercial Mortgage Corporation (the "Depositor") pursuant to that certain Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2006 (the "Mortgage Loan Purchase and Sale Agreement"), between the Company and the Depositor, and hereby certify further as follows:

            1. The Company is a [corporation]" duly incorporated and existing under the laws of the State of [Delaware].

            2. Attached hereto as Attachment A is a true and correct copy of the [certificate of incorporation]" of the Company, certified as of ___________, 2006 by the Secretary of State of [Delaware]" (the "Certificate of [Incorporation]").

            3. Since __________, 2006, the Company has not filed with the Secretary of State of [Delaware]" any amendment or other document relating to or affecting, the Certificate of Incorporation.

            4. Attached hereto as Attachment B is a true and correct copy of the [By-Laws]" of the Company, as in effect at all times on and after ________, [2006]" through the date hereof.

            5. The resolutions attached hereto as Attachment C (the "Resolutions") were adopted by the unanimous written consent of the board of [directors]" of the Company as of ____________, [2006].

            6. The Resolutions (a) represent the only resolutions of the board of [directors]" or [shareholders]" of the Company relating to the sale of the mortgage loans referred to in the Mortgage Loan Purchase and Sale Agreement; (b) have not been amended, modified, rescinded or repealed by any subsequent action of the Company's board of [directors]" or [shareholders]; and (c) were in full force and effect at all times on __________, 2006 and thereafter through the date hereof.

            7. Attached hereto as Attachment D is the certificate of the Secretary of State of [Delaware]" dated ___________, 2006, with respect to the good standing of the Company in [Delaware].

            8. Since _________, 2006, the Company has not received any notification from the Secretary of State of [Delaware], or any other source affecting the good standing of the Company in [Delaware].

            9. The representations and warranties of the Company in the Mortgage Loan Purchase and Sale Agreement are true and correct in all material respects on and as of the date hereof.

            10. On or prior to the date hereof, the Company has complied with all agreements and performed or satisfied all conditions on its part to be performed or satisfied at or prior to the date hereof.

            11. Each person who, as an officer or representative of the Company, signed the Mortgage Loan Purchase and Sale Agreement or any other document or certificate delivered on or before the date hereof in connection with the transactions contemplated by the Mortgage Loan Purchase and Sale Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signature of such persons appearing on such documents are their genuine signatures.

                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, I have hereunto signed my name as of this __ day of ____ 2006.

                                       By:____________________________________
                                          Name:
                                          Title:

                                    EXHIBIT C

                              FORM OF LEGAL OPINION

            1. The Mortgage Loan Seller is a [corporation] duly [incorporated][organized], validly existing and in good standing under the laws of the State of [Delaware], with full corporate power and authority to own its assets and conduct its business, and the Mortgage Loan Seller has taken all necessary action to authorize the execution, delivery and performance of the Mortgage Loan Purchase and Sale Agreement by it, and has the power and authority to execute, deliver and perform the Mortgage Loan Purchase and Sale Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign and transfer the Mortgage Loans in accordance with the Mortgage Loan Purchase and Sale Agreement.

            2. The Mortgage Loan Purchase and Sale Agreement has been duly authorized, executed and delivered by the Mortgage Loan Seller and constitutes the legal, valid and binding obligations of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms of the Mortgage Loan Purchase and Sale Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except to the extent rights to indemnity and contribution may be limited by applicable law.

            3. The execution and delivery of the Mortgage Loan Purchase and Sale Agreement by the Mortgage Loan Seller and the performance of its obligations under the Mortgage Loan Purchase and Sale Agreement will not conflict with any provision of any law or regulation to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Mortgage Loan Seller's organizational documents or, to our knowledge, any agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order or decree applicable to the Mortgage Loan Seller, or result in the creation or imposition of any lien on any of the Mortgage Loan Seller's assets or property, in each case which would materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by the Mortgage Loan Purchase and Sale Agreement.

            4. To our knowledge, there is no action, suit, proceeding or investigation pending or threatened in writing against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

            5. To our knowledge, the Mortgage Loan Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Mortgage Loan Seller or its properties or might have consequences that would materially and adversely affect its performance under the Mortgage Loan Purchase and Sale Agreement.

            6. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with the Mortgage Loan Purchase and Sale Agreement or the consummation of the transactions contemplated by the Mortgage Loan Purchase and Sale Agreement, other than those which have been obtained by the Mortgage Loan Seller.

            In addition, counsel shall state (which statement shall be in form and substance reasonably acceptable to the Company and counsel to the Underwriters) their view as to the accuracy of the information regarding the Mortgage Loans and the Mortgage Loan Seller in the Preliminary Prospectus FWP (together with the other Time of Sale Information) as of the Time of Sale and the Final Prospectus Supplement.

                                    EXHIBIT D

                 MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

      The Mortgage Loan Seller represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date, except as set forth on Exhibit E hereto:

                  (i) Mortgage Loan Schedule. The information pertaining to each
            Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

                  (ii) Legal Compliance. As of the date of its origination, such
            Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

                  (iii) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Company, the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Mortgage Loan Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan (other than the rights to servicing and related compensation as reflected in the Agreement to Appointment of Servicer). The Mortgage Loan Seller has validly and effectively conveyed to the Company all legal and beneficial interest in and to such Mortgage Loan.

                  (iv) Future Advances. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder; and with respect to any mortgagee requirements for construction or maintenance of on or off site improvements for which an escrow has been established, any disbursement of such escrowed funds have satisfied the requirements of the related Mortgage Loan documents.

                  (v) Legal, Valid and Binding Obligations. Each related
            Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with such Mortgage Loan are legal, valid and binding obligations of the related mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency legislation or market value limit deficiency legislation), enforceable in accordance with their terms, except with respect to provisions relating to default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (vi) Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, collateral or first priority assignment of, or a valid perfected first priority security interest in, certain rights including, without limitation, the right to receive all payments due under the related lease, and no other person owns any interest therein superior to or of equal priority with the interest created under such assignment, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property, and subject to limits on enforceability described in Paragraph (v).

                  (vii) Offsets or Defenses. As of the date of its origination, there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, yield maintenance charges or prepayment premiums.

                  (viii) Assignments of Mortgage and Assignment of Leases. Each related assignment of Mortgage and assignment of Assignment of Leases from the Mortgage Loan Seller to the Trustee constitutes the legal, valid and binding assignment from the Mortgage Loan Seller, except as such enforcement may be limited by bankruptcy, insolvency, receivership, redemption, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each related Mortgage, Mortgage Note and Assignment of Leases is freely assignable upon notice to the Mortgagor and such notice has been provided.

                  (ix) Mortgage Lien; Title Exceptions. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgaged Property or Ground Lease, as applicable, including all buildings and improvements thereon, subject only to the exceptions set forth in Paragraph (v) and the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property and (c) the exceptions (general and specific) and exclusions set forth in the mortgage policy of title insurance issued with respect to the Mortgage Loan or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to cross-collateralized and cross-defaulted Mortgage Loans, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

                  (x) UCC Financing Statements. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property described therein owned by a Mortgagor and located on each Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loans establish and create a valid and enforceable lien and security interest on such items of personalty except as enforceability may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law; provided, if the related UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Mortgage Loan Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS). In the case of a Mortgaged Property operated as a hotel, (a) such personal property includes all personal property that a prudent institutional lender making a similar mortgage loan on the like properties would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated, (b) the related perfected security interest is prior to any other security interest that can be perfected by such UCC filing, except for permitted purchase money security interests and leases; provided that any such lease has been pledged or assigned to the lender and its assigns, and (c) the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed or submitted for filing as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

                  (xi) Taxes and Assessments. All real estate taxes and
            governmental assessments, fees, environmental charges or water or sewer bills that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid as of the Cut-off Date, or if in dispute, an escrow of funds in an amount sufficient to cover such payments has been established. Such taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties may first be payable thereon.

                  (xii) Property Condition; Condemnation Proceedings. To the
            Mortgage Loan Seller's knowledge, after conducting due diligence consistent with the practice of institutional lenders generally for properties of the same type as the related Mortgaged Property, each related Mortgaged Property as of origination, and to Mortgage Loan Seller's actual knowledge as of the Cut-Off Date, was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value, use or operation of such Mortgaged Property as security for the Mortgage Loan; and to the Mortgage Loan Seller's knowledge, there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

                  (xiii) Title Insurance. The Mortgage Loan Seller has received an ALTA lender's title insurance policy or a comparable form of lender's title insurance policy (or a commitment "marked up" at the closing of the related Mortgage Loan) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), insuring the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Title Exceptions. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the insured includes the owner of the Mortgage Loan and all premiums thereon have been paid. The Mortgage Loan Seller has not done, by act or omission, anything that would impair the coverage under such Title Insurance Policy. The insurer issuing such policy is either
            (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to public roads or (b) against any loss due to encroachments of any material portion of the improvements thereon.

                  (xiv) Insurance. As of the date of the origination of each
            Mortgage Loan, the related Mortgaged Property was insured by all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located; each Mortgaged Property was covered by a fire and extended perils insurance policy in an amount (subject to a customary deductible) at least equal to the lesser of (i) replacement cost of improvements located on such Mortgaged Property, or (ii) the initial principal balance of the Mortgage Loan, and in any event, the amount necessary to avoid the operation of any co-insurance provisions; except as set forth on Exhibit E, each Mortgaged Property was covered by business interruption or rental loss insurance in an amount at least equal to 12 months of operations of the related Mortgaged Property; each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent lenders for similar properties; such insurance was in full force and effect with respect to each related Mortgaged Property at origination; and, as of the Cut-off Date, to the actual knowledge of the Mortgage Loan Seller, all insurance coverage required under each Mortgage, was in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Mortgage Loan Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property, or (2) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. The insurance policies contain a standard mortgagee clause naming mortgagee, its successors and assigns as loss payees in the case of property insurance policies and additional insureds in the case of liability insurance policies and provide that they are not terminable and may not be reduced below replacement cost, if applicable, without 30 days prior written notice to the mortgagee (or, with respect to non-payment, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above.

                  (xv) Material Defaults. Other than payments due but not yet 30 days or more delinquent there is (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note or each related Mortgage, and (B) since the date of origination of such Mortgage Loan, there has been no declaration by the Mortgage Loan Seller of an event of acceleration under the related Mortgage or Mortgage Note, and (C) Mortgage Loan Seller has not received notice of any event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; the Mortgage Loan Seller has not waived any other material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other loan documents in the related Mortgage File, no person or party other than the holder of such Mortgage Note may declare an event of default or accelerate the related indebtedness under such Mortgage Loan, Mortgage Note or Mortgage; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any representation and warranty made by the Mortgage Loan Seller elsewhere in the Mortgage Loan Purchase and Sale Agreement.

                  (xvi) Payment Record. As of the Cut-Off Date, each Mortgage
            Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months) has not been, 30 days or more past due in respect of any Monthly Payment.

                  (xvii) Additional Collateral. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than any other Mortgage Loan and the Mortgage Note is not secured by any collateral that is not included in the Trust Fund.

                  (xviii) Qualified Mortgage. Each Mortgage Loan constitutes a
            "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Accordingly, the Mortgage Loan Seller represents and warrants that each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. Any prepayment premiums and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

                  (xix) Environmental. One or more Phase I environmental site assessments or updates thereof (each a "Phase I") meeting ASTM requirements were performed by an environmental consulting firm experienced in environmental matters and properly licensed, if applicable, and independent of the Mortgage Loan Seller and the Mortgage Loan Seller's affiliates with respect to each related Mortgaged Property within the 18 months prior to the Closing Date and the Mortgage Loan Seller, having made no independent inquiry other than to review the Phase I prepared in connection with the assessment(s) referenced herein, has no knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). With respect to any material and adverse environmental matters disclosed in such Phase I, then either
            (i) the same have been remediated in all material respects, (ii) sufficient funds have been escrowed for purposes of effecting such remediation, (iii) the related mortgagor or other responsible party is currently taking or required to take such actions, if any, with respect to such matters as have been recommended by the Phase I or required by the applicable governmental authority, (iv) an operations and maintenance plan has been or will be implemented, (v) environmental insurance has been obtained with respect to such matters, subject to customary limitations, or (vi) such conditions or circumstances were investigated further and, based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. Each Mortgage Loan requires the related mortgagor to comply, and cause the related Mortgaged Property to be in compliance, with all applicable federal, state and local environmental laws and regulations.

                  (xx) Customary Mortgage Provisions. Each related Mortgage
            contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity.

                  (xxi) Bankruptcy. As of origination, and as of the Cut-off
            Date, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

                  (xxii) Whole Loan. Each Mortgage Loan is a whole loan,
            contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or provide for negative amortization. The Mortgage Loan Seller holds no equity interest in any Mortgagor.

                  (xxiii) Transfers and Subordinate Debt. Subject to certain exceptions, which are customarily acceptable to commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers and transfers of less than a controlling interest in a mortgagor, or a substitution or release of collateral within the parameters of Paragraph (xxvi) below), or encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

                  (xxiv) Waivers and Modifications. The terms of the related
            Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

                  (xxv) Inspection. Each related Mortgaged Property was
            inspected by or on behalf of the related originator or an affiliate within the 18 months prior to the Closing Date.

                  (xxvi) Releases. Except as set forth below, since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value, use or operation of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor equal to not less than the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) for Mortgage Loans which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) U.S. Treasury obligations (or other defeasance collateral permitted under the REMIC Provisions) sufficient to pay the Mortgage Loans in accordance with their terms,
            (d) for Mortgage Loans which permit the related Mortgagor to substitute a replacement property, (e) for releases not considered material for purposes of underwriting the Mortgage Loan, or (f) for releases that are conditional upon the satisfaction of certain underwriting and legal requirements and require payment of a release price that represents adequate consideration for such Mortgaged Property. The terms of the Mortgage Loan do not provide for the release of any portion of the Mortgaged Property that would constitute a "significant modification" under Section 1001 of the Code unless the Mortgagor is required to provide a REMIC Opinion of Counsel.

                  (xxvii) Defeasance. Each Mortgage Loan containing provisions for defeasance of all or a portion of the Mortgaged Property either
            (i) requires the prior written consent of, and compliance with, the conditions set by, the holder of the Mortgage Loan, (ii) requires confirmation from the rating agencies rating the certificates of any securitization transaction in which such Mortgage Loan is included that such defeasance will not cause the downgrade, withdrawal or qualification of the then current ratings of such certificates, or
            (iii) requires that (A) defeasance must occur in accordance with the requirements of, and within the time permitted by, applicable REMIC rules and regulations, (B) the replacement collateral consists of defeasance collateral permitted under the REMIC Provisions in an amount sufficient to make all scheduled payments under such Mortgage Loan when due, (C) independent certified public accountants certify that such U.S. government securities are sufficient to make such payments, (D) the Mortgage Loan may only be assumed by a single-purpose entity designated or approved by the holder of the Mortgage Loan and (E) counsel provide an opinion that the Trustee has a perfected security interest in such U.S. government securities prior to any other claim or interest. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel. A Mortgage Loan that permits defeasance provides that the related borrower is responsible for all reasonable costs incurred in connection with the defeasance of the Mortgage Loan.

                  (xxviii) Zoning. To the Mortgage Loan Seller's knowledge, as of the date of origination of such Mortgage Loan, based on due diligence considered reasonable by prudent commercial conduit mortgage lenders in the lending area where the applicable Mortgaged Property is located, and, to the Mortgage Loan Seller's actual knowledge, as of the Cut-off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (ii) would have a material adverse effect on the value, use, operation or net operating income of the Mortgaged Property.

                  (xxix) Encroachments. To the Mortgage Loan Seller's knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties for which the use or improvements are legally non-conforming) to an extent which would have a material adverse affect on the related Mortgagor's value, use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent (unless affirmatively covered by title insurance).

                  (xxx) Single Purpose Entity. Each Mortgagor with respect to a
            Mortgage Loan with a principal balance as of the Cut-off Date in excess of 5% of the aggregate principal balance of all of the mortgage loans included in the Trust Fund is an entity whose organizational documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a single purpose entity. (For this purpose, "single-purpose entity" shall mean a person, other than an individual, which does not engage in any business unrelated to the related Mortgaged Property and its financing, does not have any significant assets other than those related to its interest in such Mortgaged Property or its financing, or any indebtedness other than as permitted by the related Mortgage or the other documents in the Mortgage Loan File, has its own books and records separate and apart from any other person, and holds itself out as being a legal entity, separate and apart from any other person).

                  (xxxi) Advances After Origination. No advance of funds has been made after origination, directly or indirectly, by the Mortgage Loan Seller to the Mortgagor and, to the Mortgage Loan Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage, other than earnout advances made in accordance with the Mortgage loan documents and reflected in the loan balance on the Mortgage Loan Schedule.

                  (xxxii) Litigation Or Other Proceedings. As of the date of origination and, to the Mortgage Loan Seller's knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding against the Mortgagor or the related Mortgaged Property that could reasonably be expected to materially and adversely affect either such Mortgagor's performance under the related Mortgage Loan documents or the holders of the Certificates.

                  (xxxiii) Usury. The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate, and complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

                  (xxxiv) Trustee Under Deed Of Trust. As of the date of
            origination, and, as of the Cut-Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust except in connection with the sale or release of the Mortgaged Property following a default in payment of the Mortgage Loan.

                  (xxxv) Other Collateral; Cross-Collateralization. The related
            Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                  (xxxvi) Flood Insurance. The improvements located on the
            Mortgaged Property are either not located in a federally designated special flood hazard area, or if so located, then either (i) flood insurance is not required by the Federal Emergency Management Agency or (ii) the Mortgagor is required to maintain, and as of origination did maintain, or the Mortgagee maintains, flood insurance with respect to such improvements.

                  (xxxvii) Escrow Deposits. All escrow deposits and payments required pursuant to the Mortgage Loan to be deposited with the Mortgage Loan Seller or its agent have been so deposited, are in the possession, or under the control, of the Mortgage Loan Seller or its agent and there are no deficiencies in connection therewith.

                  (xxxviii) Licenses and Permits. To the Mortgage Loan Seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, (a) as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisee or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and in the case of a Mortgaged Property operated as a hotel, the franchise agreement, if any, is in full force and effect, and no default, or event that, with the passage of time or the giving of notice or both, would constitute a default, had occurred under such franchise agreement, and, (b) as of the Cut-Off Date, the Mortgage Loan Seller has no knowledge that the related Mortgagor, the related lessee, franchisee or operator was not in possession of such licenses, permits and authorizations.

                  (xxxix) Origination, Servicing and Collection Practices. The origination (or acquisition, as the case may be), collection, and to the Mortgage Loan Seller's knowledge, the servicing practices used by the Mortgage Loan Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards.

                  (xl) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that the Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor shall be liable to the lender for losses incurred due to (i) fraud and/or other intentional misrepresentation, (ii) the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default, insurance proceeds or condemnation awards or (iii) any breach of the environmental covenants in the related Mortgage Loan documents.

                  (xli) Separate Tax Lots. Each Mortgaged Property constitutes one or more separate tax lots (or will constitute separate tax lots when the next tax maps are issued) or is subject to an endorsement under the related title insurance policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax lots.

                  (xlii) Ground Leases. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except that with respect to the Mortgage Loans listed on Exhibit F attached hereto, which Mortgage Loans are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the borrower's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

                  (A) Such Ground Lease or a memorandum thereof has been or will be duly recorded or submitted for recording as of the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

                  (B) Such Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions, or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject;

                  (C) Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date);

                  (D) Such Ground Lease is in full force and effect, and the Mortgage Loan Seller has not received as of the Closing Date notice (nor is the Mortgage Loan Seller otherwise aware) that any default has occurred under such Ground Lease;

                  (E) Such Ground Lease requires that if the mortgagee under such Mortgage Loan has provided the lessor with notice of its lien, then such lessor must give notice of any default by the lessee to the mortgagee, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                  (F) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any default under such Ground Lease that is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  (G) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan (or, with respect to any Mortgage Loan with an Anticipated Prepayment Date, 10 years);

                  (H) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

                  (I) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award that is awarded with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment or defeasance of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon (except in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan);

                  (J) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

                  (K) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns, except termination or cancellation if an event of default occurs under the Ground Lease and notice is provided to the mortgagee and such default is curable by the mortgagee as provided in the Ground Lease, but remains uncured beyond the applicable cure period.

            (xliii) Originator Authorization. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

            (xliv) Capital Contributions. Neither the Mortgage Loan Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

            (xlv) No Mechanics' Liens. The related Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a Title Insurance Policy.

            (xlvi) Appointment of Receiver. If the Mortgaged Property is subject to any leases, the borrower is the owner and holder of the landlord's interest under any leases and the related Mortgage and assignment of rents provides for the appointment of a receiver for rents or allows the mortgagee to enter into possession to collect rent or provides for rents to be paid directly to the mortgagee in the event of default.

                                    EXHIBIT E

                                       to

                        Mortgage Loan Purchase Agreement

                  Exceptions to Representations and Warranties


                                                                 GECMC 2006-C1

             EXHIBIT E TO MORTGAGE LOAN PURCHASE AND SALE AGREEMENT
                   BETWEEN GE COMMERCIAL MORTGAGE CORPORATION
                            AND BANK OF AMERICA, N.A.

                               REPRESENTATION (v)
                      Legal, Valid and Binding Obligations.

--------------------------------------------------------------------------------
Raley's Stockton Plaza (59604)      The related opinion letter effectively
                                    assumes that the related borrower principal
                                    has duly authorized, executed and delivered
                                    the related loan documents and that such
                                    loan documents are its legal, valid and
                                    binding obligations.
--------------------------------------------------------------------------------

                               REPRESENTATION (vi)
                         Assignment of Leases and Rents.

--------------------------------------------------------------------------------
To the extent that the related Mortgage Loan borrower leases all or part of the related Mortgaged Property to a master lessee, which master lessee enters into leases with tenants of such related Mortgaged Property, such master lessee owns an interest in any payments due under such related leases. The following Mortgage Loans have a master lease:

KinderCare Portfolio Note A-3 (59414)

Michelin North America (59661)
--------------------------------------------------------------------------------

                              REPRESENTATION (xiv)
                                   Insurance.

--------------------------------------------------------------------------------
Michelin North America (59661)           The related loan documents provide that
                                         the loss of rents or income, as
Lake Arbor Plaza (59650)                 applicable, will be insured until
                                         completion of restoration or the
Storage Express (59645)                  expiration of twelve (12) months,
                                         whichever first occurs.
Abby Mini Storage (59644)

Self Storage I - Honolulu, HI (59637)

College Park Storage Center (59635)

AAA Quality Self Storage (59627)

Raley's Stockton (59604)

Victorian Village Townhomes (59589)

808 E. Main Street (59575)

707 S Garfield Ave (59517)

Messina & Palermo Apartments (59506)

Shops at Weston Ranch - Sterling (59469)

Weston Ranch - Sterling (59468)

Kindercare Portfolio Note A-3 (59414)

277 Park Avenue (59147)
--------------------------------------------------------------------------------
University Commons - Norman (59670)      The related loan documents provide that
                                         the loss of rents is insured until
Brookstone Village Apartments (59669)    completion of restoration and such
                                         insurance policy will contain an
                                         extended period of indemnity
                                         endorsement which provides that
                                         continued loss of income will be
                                         insured until such income either
                                         returns to the same level it was at
                                         prior to the loss, or the expiration of
                                         ninety (90) days from the date that the
                                         related Mortgaged Property is repaired
                                         or replaced and operations are resumed,
                                         whichever first occurs.

--------------------------------------------------------------------------------
Bay Area Self Storage (59631)            The related loan documents provide that
                                         the loss of rents is insured until
Almond Tree Self Storage (59657)         rents return to the same level as prior
                                         to the loss or the expiration of twelve
                                         (12) months, whichever first occurs.

--------------------------------------------------------------------------------
Walgreens - Key Largo (59540)            The related loan documents allow the
                                         related borrower to self-insure.
Walgreens - Otsego (59455)

Walgreens - San Angelo (59412)

Walgreens - Pueblo, CO (59410)
--------------------------------------------------------------------------------

                               REPRESENTATION (xv)
                               Material Defaults.

--------------------------------------------------------------------------------
277 Park Avenue (59147)                  The related borrower has a post-closing
                                         obligation to provide an amended
                                         certificate of occupancy in connection
                                         with tenant improvement work..

--------------------------------------------------------------------------------

                              REPRESENTATION (xxvi)
                                    Releases.

--------------------------------------------------------------------------------
KinderCare Portfolio Note A-3            Provided that no event of default has
(59414)                                  occurred and is continuing, Section 2.7
                                         of the related loan agreement permits
                                         the related borrower to obtain the
                                         release of an individual property from
                                         the lien of the mortgage and related
                                         obligations upon satisfying the
                                         following conditions including, without
                                         limitation, receipt by the mortgagee of
                                         a certified copy of an amendment to the
                                         "Master Lease" reflecting the deletion
                                         of the individual property to be
                                         released, which amendment shall reduce
                                         the rental obligations of KinderCare
                                         Learning Corporation thereunder by an
                                         amount equal to the rental obligation
                                         associated with the individual property
                                         that is to be released. The release
                                         price for each individual property
                                         shall be 115% of the allocated loan
                                         amount to a third party purchaser or
                                         the greater of 115% of the allocated
                                         loan amount and the then appraised
                                         value of such individual property to an
                                         affiliate of the related borrower.

--------------------------------------------------------------------------------
Raley's Stockton Plaza (59604)           The release of the portion of the
                                         related Mortgaged Property ground
                                         leased to McDonald's in exchange for a
                                         partial paydown of the loan equal to
                                         $1,090,000 is permitted if the parcel
                                         is sold to a third party. The related
                                         borrower is required to pay yield
                                         maintenance in connection with the
                                         payment of such release price.

--------------------------------------------------------------------------------

                             REPRESENTATION (xxvii)
                                   Defeasance.

--------------------------------------------------------------------------------
Certain Mortgage Loan files require that the substitute collateral constituting "government securities" be in an amount sufficient to make all payments through the end of the prepayment lockout period (and including the related balloon payment) rather than through the maturity date of the related Mortgage Loan including:

Raley's Stockton Plaza (59604)
--------------------------------------------------------------------------------

                                    EXHIBIT F

                     Mortgage Loans Secured by Ground Leases

None.